EXHIBIT 99.4
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                          AMENDMENT TO RIGHTS AGREEMENT

         AMENDMENT, dated as of March 9, 1998, to the Rights Agreement, dated as of July 24, 1996 (the "Rights Agreement"), between First Colorado Bancorp, Inc., a Colorado corporation (the "Company"), and American Securities Transfer & Trust, Incorporated, a Colorado corporation, as Rights Agent (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Rights Agreement;

         WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof;

         WHEREAS, it is proposed that the Company enter into a Reorganization and Merger Agreement (as it may be amended or supplemented from time to time, the "Merger Agreement"), substantially in the form set forth in Exhibit A to this Amendment, between the Company and Commercial Federal Corporation ("Commercial"), as the same may be amended from time to time (all capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement);

         WHEREAS, it is proposed that immediately prior to the execution of the Merger Agreement the Company enter into the Stock Option Agreement attached as an exhibit to the Merger Agreement (the "Stock Option Agreement");

         WHEREAS, the Board of Directors has determined that the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders; and

         WHEREAS, the Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend the Rights Agreement to exempt the Merger Agreement and the Stock Option Agreement and the transactions contemplated thereby from the application of the Rights Agreement.

         NOW, THEREFORE, the Company hereby amends the Rights Agreement as follows:

                  (1)      Amendment to Section 1(a)

                  Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

                           "Neither Commercial nor any other Person, shall be deemed to be an Acquiring Person by virtue of the Merger Agreement or the Stock Option Agreement, each to be entered into as of March 9, 1998, between the Company and Commercial or by virtue of any of the transactions contemplated thereby."



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                  (2)      Amendment of Section 1(g)

                  The definition of "Distribution Date" in Section 1(g) of the Rights Agreement is amended by adding the following sentence at the end thereof:

                  "Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred as the result of
         (i) the execution of the Merger Agreement or the Stock Option Agreement, (ii) the consummation of the Merger, (iii) the consummation of the other transactions contemplated by the Merger Agreement or the Stock Option Agreement or (iv) the announcement or disclosure of any of the foregoing."

                  (3)      Addition of Section 1(p)

                  A new Section 1(p) is added to the Rights Agreement, to read as follows:

                  "(p) 'Commercial' shall mean Commercial Federal Corporation, a corporation duly organized and existing under the laws of the State of Nebraska, and its successors."

                  (4)      Addition of Section 1(q)

                  A new Section 1(q) is added to the Rights Agreement, to read as follows:

                  "(q) 'Merger Agreement' shall mean the Reorganization and Merger Agreement, to be dated as of March 9, 1998, by and among Commercial, a subsidiary of Commercial, the Company and a subsidiary of the Company, as the same may be amended from time to time."

                  (5)      Addition of Section 1(r)

                  A new Section 1(r) is added to the Rights Agreement, to read as follows:

                  "(r) 'Stock Option Agreement' shall mean the Stock Option Agreement, to be dated as of March 9, 1998, by and between the Company as issuer, and Commercial, as grantee, as the same may be amended from time to time."

                  (6)      Addition of Section 1(s)

                  A new Section 1(s) is added to the Rights Agreement, to read as follows:

                  "(s) 'Termination Time' shall be immediately prior to the Effective Time, as defined in the Merger Agreement."


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                  (7)      Amendment of Section 7(a)

                  Section 7(a) of the Rights Agreement is amended and restated to read in its entirety as follows:

                  "The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on July 24, 2006 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the Termination Time."

                  (8)      Amendment to Section 13

                  The language of Section of 13 of the Rights Agreement prior to
Section 13, Clause (w) is amended to read as follows:

                  "Section 13. Consolidation, Merger or Sale or Transfer of Assets of Earning Power. In the event, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, provided, however, that as long as the Merger Agreement shall not have been terminated, the references to 'other Person' and 'any Person' in the above transactions (a) through (c) shall not include Commercial or any of its Affiliates, then, and in each such case, proper provision shall be made so that"

                  (9)      Amendment to Section 25

                  Clause (iv) of Section 25(a) of the Rights Agreement is amended to read as follows:

                  "(iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other

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         transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, provided, however, that as long as the Merger Agreement shall not have been terminated, such other Person shall not, in any such consolidation, merger, or sale or transfer of assets or
         earning  power,   include  Commercial  or  any  of  its  Affiliates  or
         Associates,"

                  (10)     Amendment of Section 29

                  Section 29 of the Rights Agreement is amended to add the following sentence at the end thereof:

                  "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedies or claims under this Agreement by virtue of the execution of the Merger Agreement or the Stock Option Agreement or by virtue of any of the transactions contemplated by the Merger Agreement or the Stock Option Agreement."

                  (11)     Effectiveness

                  This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

                  (12)     Miscellaneous

                  This Amendment shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be effected, impaired or invalidated.



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